UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

BOINGO WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	WIFI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 26, 2021, Boingo Wireless, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with White Sands Parent, Inc., a Delaware corporation (“Parent”) and White Sands Bidco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for, subject to the terms and conditions set forth in the Merger Agreement, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger Agreement and the transactions contemplated thereby were approved unanimously by the Company’s Board of Directors (the “Board”). Capitalized terms not otherwise defined herein have the meaning set forth in the Merger Agreement.

Under the terms of the Merger Agreement, at the Effective Time of the Merger, each share of common stock, par value $0.0001 per share, of the Company (“Company Shares”) issued and outstanding as of immediately prior to the Effective Time (other than Dissenting Company Shares, shares held in the treasury of the Company or shares owned by Parent or Merger Sub) will be cancelled and automatically converted into the right to receive cash in an amount equal to $14.00, net of applicable withholding taxes and without interest thereon (the “Per Share Merger Consideration”). Company stock options will generally be cancelled at the Effective Time and converted into the right to receive an amount equal to (i) the excess, if any, of the Per Share Merger Consideration over the applicable exercise price multiplied by (ii) the number of Company Shares subject to such stock option (less applicable deductions and withholdings). Company restricted stock units (including any restricted stock units which are subject to performance conditions that have not been satisfied at the Effective Time, which shall be deemed satisfied in accordance with the terms of the applicable stock plan and award agreement) will generally be cancelled at the Effective Time and converted into the right to receive an amount equal to (i) the Per Share Merger Consideration multiplied by (ii) the number of Company Shares subject to such restricted stock unit (less applicable deductions and withholdings).

Parent and Merger Sub have secured committed financing which are subject to customary terms and conditions, consisting of a combination of equity financing from Digital Colony Partners II, LP and debt financing from Truist Bank and Truist Securities, Inc., The Toronto-Dominion Bank, New York Branch, TD Securities (USA) LLC and CIT Bank, N.A., the aggregate proceeds of which will be sufficient for Parent and Merger Sub to pay the aggregate merger consideration and all related fees and expenses. Parent and Merger Sub have committed to use their reasonable best efforts to obtain the financing on the terms and conditions described in the commitment letters entered into with such financing partners.

The consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including, without limitation, the absence of governmental orders resulting, directly or indirectly, in enjoining or otherwise prohibiting or making illegal the consummation of the Merger, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the Company’s common stock entitled to vote on the adoption of the Merger Agreement, and expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the Effective Time. Following a 25-business day Go-Shop Period, the Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions for Superior Proposals.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $13,090,000 if the Merger Agreement is terminated by the Company during the Go-Shop Period in order to enter into an agreement for a Superior Proposal or $19,635,000 in the event of other specified circumstances. Such circumstances include where the Merger Agreement is terminated (i) in connection with the Company entering into an agreement for a Superior Proposal after the Go-Shop Period, (ii) due to the Company Board’s change or withdrawal of its recommendation in favor of the Merger, or (iii) due to the Company willfully and materially breaching its obligations regarding solicitation of alternative acquisition proposals. Additionally, the Company is obligated to pay the termination fee if (i)(A) either party terminates because the Merger has not been consummated by the Outside Date (defined below) or due to the failure to obtain the required Company stockholder adoption of the Merger Agreement, or (B) Parent terminates due to the Company breaching its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met, (ii) the Company receives an Acquisition Proposal to acquire at least 50.1% of the Company’s stock or assets that is not withdrawn prior to such termination, and (iii) the Company enters into a definitive agreement for, or completes, such an Acquisition Proposal within one year of termination. The Merger Agreement requires the Company to convene a special meeting of stockholders for purposes of obtaining approval of the adoption of the Merger Agreement and to prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to such meeting. A reimbursement of certain of Parent’s expenses, up to a maximum of $2,500,000, will also be payable if the Merger Agreement is terminated because the Company’s stockholders did not vote to adopt the Merger Agreement.

Upon termination of the Merger Agreement under other specified circumstances, Parent will be required to pay the Company a termination fee of $32,725,000. The termination fee by Parent will become payable if Parent fails to consummate the Merger after the applicable closing conditions are met. The Merger Agreement also provides that either party may specifically enforce the other party’s obligations under the Merger Agreement, provided that the Company may only cause Parent to close the transaction if the applicable conditions are satisfied and the proceeds of the debt financing are available.

In addition to the foregoing termination rights, and subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by August 26, 2021 (the “Outside Date”).

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) subject to certain terms and conditions, matters specifically disclosed in the Company’s filings with the SEC prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On February 26, 2021, the Board of Directors of the Company approved and adopted an amendment to the Amended and Restated Bylaws of the Company (the “Bylaw Amendment”), which became effective immediately. The Bylaw Amendment added a new Section 7.9 to Article VII that designates the state and federal courts located within the state of Delaware as the sole and exclusive forum for certain legal proceedings, unless the Company consents in writing to the selection of an alternative forum. The foregoing description of the Bylaw Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Bylaw Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference in this Item 5.03.

Item 8.01	Other Events.

On March 1, 2021, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and are incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 26, 2021, by and among White Sands Parent, Inc., White Sands Bidco, Inc. and Boingo Wireless, Inc.

3.1	Amendment No.1 to the Amended and Restated Bylaws of the Company.

99.1	Press Release, dated March 1, 2021, issued by the Company.

Additional Information and Where to Find It

In connection with the Merger, Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.boingo.com/financials/sec-filings/default.aspx) or by writing to the Company’s Secretary at 10960 Wilshire Blvd., 23rd Floor, Los Angeles, California 90024.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 21, 2020. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Forward-Looking Statements

All of the statements in this Current Report on Form 8-K, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the Merger. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iii) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (iv) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (v) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vi) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; and (vii) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020 to be filed on March 1, 2021. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE: March 1, 2021	By:	/s/ Peter Hovenier
	Name:	Peter Hovenier
	Title:	Chief Financial Officer and Secretary